UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 8, 2021

READING INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	1-8625	95-3885184
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

189 Second Avenue, Suite 2S New York, New York		10003
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 871-6840

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	RDI	The NASDAQ Stock Market LLC
Class B Common Stock, $0.01 par value	RDIB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 8, 2021, our Company held its 2021 Annual Meeting of Stockholders.  The results of stockholder voting on the three proposals presented were as follows:

Proposal 1:  Stockholders elected the following five directors nominated by our Company’s board of directors (the “Board”), each to serve until our Company’s 2022 Annual Meeting of Stockholders or until his or her successor is duly elected and qualified. The results of the vote on Proposal 1 were as follows:

NOMINEE	FOR	WITHHOLD	BROKER NON VOTES
Margaret Cotter	1,312,445	27,826	21,992
Guy W. Adams	1,336,323	3,948	21,992
Dr. Judy Codding	1,336,324	3,947	21,992
Ellen M. Cotter	1,312,545	27,726	21,992
Douglas J. McEachern	1,335,462	4,809	21,992

Proposal 2: Stockholders ratified the appointment of Grant Thornton LLP as our Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The results of the vote on Proposal 2 were as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON VOTES
1,354,650	1,655	5,958	0

Proposal 3: Stockholders approved, on a non-binding, advisory basis, the executive compensation of our Company’s named executive officers. The results of the vote on Proposal 3 were as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON VOTES
1,335,965	4,175	131	21,992

Item 7.01 Regulation FD Disclosure.

On December 8, 2021, our Company showed a slide presentation at its 2021 Annual Meeting, a copy of which is furnished herewith as Exhibit 99.1. The slide presentation was made available on the same day on the Investor Relations page of our corporate website, www.readingrdi.com.

Item 9.01 Financial Statements and Exhibits.

99.1	Slide presentation at the 2021 Annual Meeting.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.3
READING INTERNATIONAL, INC.

Date: December 13, 2021	By:	/s/ Gilbert Avanes
	Name:	Gilbert Avanes
	Title:	EVP, Chief Financial Officer and Treasurer